ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of March 1, 2004, is entered into by and among THORNBURG MORTGAGE SECURITIES TRUST 2004-1 (the "Assignee"), THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation (the "Assignor"), BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as Cendant Residential Mortgage Trust, and together with, CENDANT MORTGAGE CORPORATION, the "Sellers" and individually, each a "Seller"), and CENDANT MORTGAGE CORPORATION, as servicer (the "Servicer"), and acknowledged by WELLS FARGO BANK, N.A., as master servicer, or any successor acting in the capacity of master servicer (the "Master Servicer") and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Assignor, the Sellers and the Servicer have entered into a certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 23, 2002 (the "Purchase Agreement"), pursuant to which the Assignor has acquired certain Mortgage Loans from the Sellers pursuant to the terms of the Purchase Agreement and the Servicer has agreed to service such Mortgage Loans; and

     WHEREAS, the Assignor has purchased under the Purchase Agreement certain Mortgage Loans secured by collateral in addition to the real property securing such Mortgage Loans (the "Additional Collateral Mortgage Loans"); and

     WHEREAS, the Assignor, the Sellers and Servicer have entered into a certain Additional Collateral Assignment and Servicing Agreement, dated as of December 23, 2002 (the "Additional Collateral Agreement"), pursuant to which the Servicer has agreed to administer and monitor the Additional Collateral Servicer's (as such term is defined in Section 1 of the Additional Collateral Agreement) obligations to administer and service the Additional Collateral Mortgage Loans; and

     WHEREAS, the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor the Mortgage Loans and the Additional Collateral Mortgage Loans (collectively, the "Specified Mortgage Loans") which are subject to the provisions of the Purchase Agreement and/or the Additional Collateral Agreement and are listed on the mortgage loan schedule attached as
SCHEDULE I hereto (the "Specified Mortgage Loan Schedule");

     WHEREAS, the Assignor desires that the Servicer continue to service the Specified Mortgage Loans, and the Servicer has agreed to do so, subject to the conditions set forth herein;

     WHEREAS, the Master Servicer shall be obligated, among other things, to supervise the servicing of the Specified Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default, as provided in Section 10.01 of the Purchase Agreement, by the Servicer under this Assignment;

     WHEREAS, the Assignor and the Servicer desire that the provisions of the Purchase Agreement and the Additional Collateral Agreement shall apply to the Specified Mortgage Loans, but only to the extent provided herein.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

     1. ASSIGNMENT AND ASSUMPTION.

     a. On and of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Purchase Agreement and the Additional Collateral Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

     b. On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's ownership interests in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

     2. RECOGNITION OF ASSIGNEE. From and after the date hereof, both the Assignor and the Seller shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and the Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Purchase Agreement and Additional Collateral Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Assignee and the Assignor that this Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

     3. REPRESENTATIONS AND WARRANTIES.

     a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or the Assignor other than those contained in the Purchase Agreement, the Additional Collateral Agreement or this Assignment.

     b. Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

     c. Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     4. CONTINUING EFFECT. Except as contemplated herein and in Exhibits A and B attached hereto, the Purchase Agreement and the Additional Collateral Agreement, respectively, shall remain in full force and effect in accordance with their terms. The Servicer agrees, with respect to the Specified Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Purchase Agreement and the Additional Collateral Agreement, except as otherwise provided herein and on Exhibits A and B, respectively, and that the provisions of the Purchase Agreement and the Additional Collateral Agreement, as so modified, are and shall be a part of this Assignment to the same extent as if set forth herein in full.

     5. MASTER SERVICING; TERMINATION OF SERVICER. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Assignment. The Master Servicer, acting on behalf of the Assignee, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Purchase Agreement to enforce the obligations of the Servicer under the Purchase Agreement and the term "Purchaser" as used in the Purchase Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, acting on behalf of the Assignee, except as otherwise specified in Exhibits A and B, hereto, and provided that any reference in the Purchase Agreement to "the Purchaser's expense" (or words to like effect) shall be deemed to be expenses of the Assignee and, if it relates to reimbursement of expenses incurred by the Servicer shall be recoverable by the Servicer from the Collection Account. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Assignment upon an Event of Default, as provided in Section
10.01 of the Purchase Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Purchase Agreement or the Additional Collateral Agreement. The Trustee, acting on behalf of the Assignee, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Additional Collateral Agreement to enforce the obligations of the Servicer under the Additional Collateral Agreement and the term "Purchaser" as used in the Additional Collateral Agreement in connection with any rights of the Purchaser shall refer to the Trustee, acting on behalf of the Assignee.

     6. REPRESENTATIONS. The Servicer shall not be obligated or required to make any further representations and warranties regarding the characteristics of the Specified Mortgage Loans. Notwithstanding anything to the contrary, the representations set forth in Section 3.03 of the Purchase Agreement and Section 2 of the Additional Collateral Agreement shall remain in full force and effect as of the date of the Purchase Agreement and the Additional Collateral Agreement, respectively. Further, the representations made in Section 3.01 of the Purchase Agreement shall be deemed to be made as of the date of this Assignment.

     7. GOVERNING LAW. This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

     8. NOTICES. All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent. All notices and other written information required to be delivered to the Master Servicer under this Assignment shall be delivered to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland  21045-1951
          Attention:  Master Servicing Department, Thornburg 2004-1
          Telephone: (410) 884-2000
          Telecopier: (410) 715-2380

     All remittances required to be made to the Master Servicer under this Assignment shall be made to the following wire account:

          Wells Fargo Bank, N.A.
          San Francisco, CA
          ABA# 121-000-248
          Account No. 3970771416
          Account Name: Corporate Trust Clearing
          FFC:  18155100, Thornburg 2004-1

     All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

          Deutsche Bank National Trust Company
          1761 East St. Andrew Place
          Santa Ana, California  92705-4934
          Attention:  Thornburg 2004-1
          Telephone:  (714) 247-6000
          Facsimile: (714) 246-6285

     All notices and other written information required to be delivered to the Assignor hereunder shall be delivered to it at the following address:

           Thornburg Mortgage Home Loans, Inc.
           150 Washington Avenue, Suite 302
           Santa Fe, New Mexico  87501
           Attention: Deborah Burns (Thornburg 2004-1)
           Telephone: (505) 954-5315
           Facsimile: (505) 954-5300

     All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

           Cendant Mortgage Corporation
           3000 Leadenhall Road
           Mt. Laurel, New Jersey 08054
           Attention: Peter A. Thomas, Vice President, Secondary Marketing
           Facsimile: (856)-917-0700

     9. COUNTERPARTS. This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     10. DEFINITIONS. Any capitalized term used but not defined in this Assignment, including Exhibits A and B hereto, shall have the same meaning ascribed to such term in the Purchase Agreement and the Collateral Assignment Agreement, respectively, as amended hereby.

     11. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Assignment is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as the Trustee of the Assignee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trustee are made and intended not as personal representations, undertakings and agreements by Deutsche Bank National Trust Company but are made and intended for the purpose of binding only the Assignee, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Assignment and by any person claiming by, through or under such parties and
(d) under no circumstances shall Deutsche Bank National Trust Company be personally liable for payment of any indemnity, indebtedness, fees or expenses of the Assignee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Assignee under this Assignment.

                   [Assignment continues with signature page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                              ASSIGNOR:

                              THORNBURG MORTGAGE HOME LOANS, INC.


                              By:      /S/ DEBORAH J. BURNS
                                      -------------------
                              Name:    Deborah J. Burns
                              Title:   Vice President

                              SELLER:

                              BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as Cendant Residential Mortgage Trust)


                              By:      /S/ PETER A. THOMAS
                                      -------------------
                              Name:    Peter A. Thomas
                              Title:   Vice President

                              CENDANT MORTGAGE CORPORATION

                              By:      /S/ PETER A. THOMAS
                                      -------------------
                              Name:    Peter A. Thomas
                              Title:   Vice President

                              ASSIGNEE:

                              THORNBURG MORTGAGE SECURITIES TRUST 2004-1
                              BY: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity, but solely as Trustee on behalf of Assignee

                              By:      /S/ JEREMY CONYERS
                                       ------------------
                              Name:    JEREMY CONYERS
                                       --------------
                              Title:   ASSOCIATE
                                       ---------

                              SERVICER:

                              CENDANT MORTGAGE CORPORATION

                              By:    /S/ PETER A. THOMAS
                                     -------------------
                              Name:   Peter A. Thomas
                              Title:  Vice President

                              ACKNOWLEDGED BY:
                              MASTER SERVICER:

                              WELLS FARGO BANK, N.A.

                              By:   /S/ AMY DOYLE
                                    -------------
                             Name:  AMY DOYLE
                                    ---------
                             Title: ASSOCIATE
                                    ---------

                              DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee on behalf of Assignee

                              By:      /S/ JEREMY CONYERS
                              Name:    JEREMY CONYERS
                              Title:   ASSOCIATE

                                    EXHIBIT A

                     MODIFICATIONS TO THE PURCHASE AGREEMENT

     1. Unless otherwise specified herein, any provisions of the Purchase Agreement, including definitions relating to "Pass-Through Transfers" and "Funding Date" shall be disregarded for the purposes of this Assignment. Further, the following provisions of the Purchase Agreement shall be inapplicable to this Assignment: ARTICLE II (Sale and Conveyance of Mortgage Loans; Possession of Mortgage Files; Books and Records; Delivery of Mortgage Documents), Section 3.05 (Certain Covenants of each Seller and the Servicer),
Section 4.02 (Conditions Precedent to Funding), Section 5.18 (Designation of a Master Servicer), Section 8.02 (Financial Statements) and Section 12.12 (Intention of the Seller).

     2. The definition of "Collection Account" in Section 1.01 is hereby amended as follows:

     "Collection Account": The separate trust account or accounts created and maintained pursuant to SECTION 5.04 which shall be entitled "Cendant Mortgage Corporation, as Servicer, in trust for the Trustee on behalf of the Assignee."

     3. The definition of "Cut-off Date" in Section 1.01 is hereby amended as follows:

     "Cut-off Date": March 1, 2004.

     4. The definition of "Due Period" in Section 1.01 is hereby amended as follows:

     "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

     5. The definition of "Escrow Account" in Section 1.01 is hereby amended as follows:

     "Escrow Account": The separate trust account or accounts created and maintained pursuant to SECTION 5.06 which shall be entitled "Cendant Mortgage Corporation, as Servicer, in trust for the Trustee on behalf of the Assignee."

     6. The definition of "Liquidation Proceeds" in Section 1.01 is hereby amended as follows:

     "Liquidation Proceeds": With respect to any Mortgage Loan, the amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance with the applicable provisions of this Agreement; PROVIDED that with respect to any Mortgage Loan or REO Property and, if applicable, any related marketable securities or other assets required to be provided as additional collateral for a Mortgage Loan, "Liquidation Proceeds" shall also include amounts realized in connection with the repurchase, substitution or sale thereof.

     7. The definition of "Qualified Substitute Mortgage Loan" in Section 1.01 is hereby amended by the addition of the following language at the end of the first sentence thereof:

     and (xiv) qualify as a Substitute Mortgage Loan under the Trust Pooling and Servicing Agreement, dated as of March 1, 2004, by and among the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as securities administrator, Structured Asset Mortgage Investments II Inc., as depositor, Deutsche Bank National Trust Company Delaware, as Delaware trustee, and the Assignor.

     8. The definition of "Rating Agency" in Section 1.01 is hereby amended as follows:

     S&P and Moody's Investors Services, Inc., and any of their respective successors thereto. If S&P, Moody's Investors Services, Inc. or their respective successors shall no longer be in existence, "Rating Agency" shall include such nationally recognized statistical rating agency, or other comparable Person, as shall have been notified to the Servicer by the Master Servicer.

     9. Section 3.01 (Representations and Warranties of each Seller) is hereby amended by:

     a. replacing the first paragraph with the following phrase "Each Seller, as to itself, represents, warrants and covenants to the Trustee and the Assignee that as of each Funding Date or as of such date specifically provided herein:".

     b. Notwithstanding Section 5 of this Assignment, the use of the word "Purchaser" in (1) through (16) shall mean "Assignor."

     10. Section 3.02 (Representations and Warranties of the Servicer) is hereby amended by:

     a. replacing the first paragraph with the following phrase "The Servicer represents, warrants and covenants to the Trustee and the Assignee that as of the Funding Date or as of such date specifically provided herein:".

     b. Notwithstanding Section 5 of this Assignment, the use of the word "Purchaser" in (8) shall mean "Assignor."

     11. Section 3.03 (Representations and Warranties as to Individual Mortgage Loans) is hereby amended by:

     a. replacing the first sentence of the first paragraph with the following phrase "With respect to each Mortgage Loan, the applicable Seller hereby makes the following representations and warranties to the Trustee and the Assignee."

     b. Notwithstanding Section 5 of this Assignment, the use of the word "Purchaser" in (1) through (65) shall mean "Assignor" except that it shall be replaced with the word "Assignee" in (29).

     12. Section 3.04 (Repurchase and Substitution) is hereby amended by:

     a. replacing the first and second uses of the word "Purchaser" in the first sentence of the first paragraph with the word "Assignee".

     b. replacing the first use of the word "Purchaser" in the second paragraph with the words "Master Servicer, the Trustee or the Assignee".

     c. replacing the second and third uses of the word "Purchaser" in the second paragraph with the word "Assignee".

     d. replacing the first use of the word "Purchaser" in the first sentence of the third paragraph with the words "Master Servicer, the Trustee or the Assignee".

     e. replacing the second and third uses of the word "Purchaser" in the first sentence of the third paragraph with the word "Assignee".

     f. replacing all uses of the word "Purchaser" in the second, third and fourth sentences of the third paragraph with the words "Master Servicer, the Trustee or the Assignee".

     g. replacing the use of the word "Purchaser" in the penultimate sentence of the third paragraph with the word "Assignee".

     h. replacing the first use of the word "Purchaser" in the last sentence of the third paragraph with the words "Master Servicer, the Trustee or the Assignee".

     i. replacing the second use of the word "Purchaser's" in the last sentence of the third paragraph with the word "Collection".

     j. replacing the last use of the word "Purchaser" in the last sentence of the third paragraph with the words "Master Servicer, the Trustee on behalf of the Assignee and the Assignee".

     k. replacing the word "Purchaser" in the fifth paragraph with the words "the Assignee".

     l. replacing the first use of the word "Purchaser's" in the last sentence of the sixth paragraph with the word "Collection".

     m. replacing the second use of the word "Purchaser" in the last sentence of the sixth paragraph with the words "Master Servicer, the Trustee on behalf of the Assignee and the Assignee".

     n. replacing the first use of the word "Purchaser's" in the first sentence of the seventh paragraph with the word "Collection".

     o. replacing the second use of the word "Purchaser" in the first sentence of the seventh paragraph with the words "Master Servicer, the Trustee on behalf of the Assignee and the Assignee".

     p. replacing the word "Purchaser" in the second sentence of the seventh paragraph with the words "Master Servicer, the Trustee and the Assignee" in both instances.

     q. replacing the first use of the word "Purchaser" in the eighth paragraph with the word "Assignee".

     r. replacing the second, third and fourth uses of the word "Purchaser" in the eighth paragraph with the words "Master Servicer, the Trustee and the Assignee".

     s. replacing the last use of the word "Purchaser" in the eighth paragraph with the word "Assignee".

     13. Section 4.01 (Representations and Warranties) is hereby amended, notwithstanding Section 5 of this Assignment, by replacing the use of the word "Purchaser" in the first sentence of such section and in clauses (1) through
(15) with the word "Assignee".

     14. Section 5.01 (Cendant Mortgage to Act as Servicer; Servicing Standards; Additional Documents; Consent of the Purchaser) is hereby amended by:

     a. replacing all uses of the word "Purchaser" in paragraph (1) and in the first sentence of paragraph (2) with the word "Assignee".

     b. replacing the word "Purchaser" in paragraph (3)(a) with the word "Assignee".

     c. replacing the fourth use of the word "Purchaser" in paragraph (3)(c) with the word "Assignee".

     d. deleting paragraph 3(h) in its entirety.

     15. Section 5.05 (Permitted Withdrawals from the Collection Account) is hereby amended by:

     a. deleting paragraph (4) and replacing it with the following:

          to reimburse itself for each unreimbursed Servicing Advance and Monthly Advances provided, that with respect to any Mortgage Loan the Servicer's right to reimbursement shall be limited to the funds collected by the Servicer from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income. The Servicer's right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Assignee; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Servicing Advance or Monthly Advance will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Servicing Advance or Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Collection Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Assignee;

     b. replacing the word "Purchaser" in paragraph (7) with the words "Trustee on behalf of the Assignee".

     16. Section 5.08 (Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder) is hereby amended by replacing the word "Purchaser" in the third paragraph with the words "Trustee on behalf of the Assignee".

     17. Section 5.11 (Maintenance of Mortgage Impairment Insurance Policy) is hereby amended by replacing the word "Purchaser" in the second sentence with the words "Trustee and the Assignee".

     18. Section 5.12 (Fidelity Bond; Errors and Omissions Insurance) is hereby amended by replacing the words "on or before the Funding Date" in the last sentence with the words "upon request".

     19. Section 5.13 (Management of REO Properties) is hereby amended by:

     a. deleting the language "Purchaser or the Person (which may be the Servicer for the benefit of the Purchaser) designated by the Purchaser" in the first sentence of the first paragraph and replacing it with the language "Servicer as nominee for the Assignee".

     b. deleting the words "the Purchaser notifies" and the words "that the Purchaser or such Person" in the fourth line of the first paragraph.

     c. deleting the words "Purchaser or" and the words "upon notification from the Purchaser" in the eighth and ninth lines of the first paragraph.

     d. adding the following paragraph as the second paragraph of such section:

          Notwithstanding anything to the contrary contained in this Section 5.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer and paid for by the Assignee. Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Collection Account.

     20. Section 5.14 (Sale of Specially Serviced Mortgage Loans and REO Properties) is hereby amended by (i) replacing the word "Purchaser" in the first sentence of the first paragraph with the word "Assignee"; (ii) replacing the last use of the word "Purchaser" in the fourth sentence of the first paragraph with the word "Assignee"; and (iii) replacing the word "Purchaser" in the first sentence of the second paragraph with the word "Assignee".

     21. Section 5.15 (Realization Upon Specially Serviced Mortgage Loans and REO Properties) is hereby amended by (i) replacing the word "Purchaser" in the last sentence of the second paragraph with the word "Assignee"; (ii) replacing all uses of the word "Purchaser" in the third paragraph with the word "Assignee"; (iii) replacing the first use of the word "Purchaser" in the first sentence of the sixth paragraph with the word "Assignee"; and (iv) replacing the second use of the word "Purchaser" in the seventh paragraph with the word "Assignee".

     22. Section 6.01 (Remittances) is hereby amended by replacing the word "Payoff" in the third line of subsection (1) with the words "prepayment in full or in part".

     23. Section 6.03 (Monthly Advances by the Servicer) is hereby amended by adding the words ", REO Disposition Proceeds" after the words "Liquidation Proceeds" in the fourth line of subsection (2) thereof.

     24. Section 9.01 (Indemnification; Third Party Claims) is hereby amended by replacing the word "Purchaser" with the words "Trustee, the Master Servicer and the Assignee" in each instance.

     25. Section 9.03 (Limitation on Liability of the Seller and Others) is hereby amended by replacing the first use of the word "Purchaser" in the first sentence of the first paragraph with the words "Master Servicer, the Trustee or the Assignee".

     26. Section 10.01 (Events of Default) is hereby amended by replacing the second use of the word "Purchaser" in the paragraph following (9) with the words "Master Servicer or the Trustee".

     27. Section 12.01 (Successor to the Servicer) is hereby amended by:

     a. adding the following sentences after the first sentence of the first paragraph:

          Any successor to the Servicer shall be subject to the approval of the Master Servicer, which approval shall not be unreasonably withheld, and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates, as defined in the Pooling and Servicing Agreement. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

     b. replacing the word "Purchaser" in the penultimate sentence of the first paragraph with the word "Assignee".

     c. replacing the word "Purchaser" in the last sentence of the first paragraph with the words "Trustee, Master Servicer or Assignee".

     28. Section 12.11 (Further Assurances) is hereby amended by (i) replacing the first and second uses of the word "Purchaser" with the words "Master Servicer and the Trustee" and (ii) replacing the last use of the word "Purchaser" with the word "Assignee".

     29. Section 12.13 (Third Party) is amended by adding the following paragraph at the end of Section 12.13:

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, on behalf of the Assignee receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee, on behalf of the Assignee, shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. The Servicer acknowledges and agrees that the Master Servicer shall have the right to enforce the Seller/Servicer's obligations under this Agreement for the benefit of the Assignee and Trustee including the right to exercise, on behalf of the Assignee and/or Trustee, any and all of the remedies set forth in this Agreement as well as any remedies available at law or in equity; and as a consequence of the foregoing, shall have the same benefit of the indemnification provided to the Assignee and Trustee hereunder. All such rights of the Master Servicer (other than its rights to indemnification) shall terminate upon the termination of this Agreement in accordance with its terms.

                                    EXHIBIT B

              MODIFICATIONS TO THE additional collateral AGREEMENT

     1. Section 3 (Assignment of Security Interest) of the Additional Collateral Agreement shall be inapplicable to this Assignment.

                                   SCHEDULE I

                        SPECIFIED MORTGAGE LOAN SCHEDULE